UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

NextCure, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38905 (Commission File Number)	47-5231247 (IRS Employer Identification No.)

9000 Virginia Manor Road, Suite 200 Beltsville, Maryland	20705
(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (240) 399-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 18, 2026, the stockholders of NextCure, Inc. (the “Company”) approved the amendment and restatement of the NextCure, Inc. 2019 Omnibus Incentive Plan (the “2019 Plan” and, as amended and restated, the “A&R 2019 Plan”) at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The A&R 2019 Plan was previously approved by the board of directors of the Company (the “Board”) on March 12, 2026, subject to shareholder approval. The A&R 2019 Plan increases the maximum number of shares of common stock authorized to be issued under the 2019 Plan by 80,000 shares. In addition, the A&R 2019 Plan also reflects an amendment to the evergreen provision to provide that the annual increase will be determined based on the Company’s outstanding shares, calculated on a fully diluted basis (including outstanding prefunded warrants).

A more detailed summary of the A&R 2019 Plan appears in the section entitled “Proposal No. 4: Approval of an Amendment and Restatement of the Company’s 2019 Omnibus Incentive Plan to, among Other Items, Increase the Number of Shares Authorized for Issuance Thereunder” of the Company’s definitive proxy statement on Schedule 14A which was filed with the Securities and Exchange Commission on April 24, 2026. The above summary of the A&R 2019 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R 2019 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07Submission of Matters to a Vote of Security Holders

On June 18, 2026, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders: (i) elected two Class I members of the Board, each to serve for a three-year term expiring at the Company’s 2029 Annual Meeting of Stockholders and until such director’s earlier death, resignation, or removal from the Board; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) approved, on  an advisory basis, the compensation paid to the Company’s named executive officers; and (iv) approved the A&R 2019 Plan to, among other items, increase the number of shares of common stock authorized for issuance thereunder. The results of the voting at the Annual Meeting are shown below.

Proposal No. 1: Election of Class I Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Anne Borgman, M.D.	1,595,507	522,009	139	698,319
John G. Houston, PH.D.	1,961,916	155,737	2	698,319

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

For	Against	Abstain	Broker Non-Votes
2,774,832	32,329	8,813	-

Proposal No. 3: Advisory Vote to Approve Executive Compensation

0
For		Against	Abstain	Broker Non-Votes
	2,109,269	8,127	259	698,319

Proposal No. 4: Approval of an Amendment and Restatement of the Company’s 2019 Omnibus Incentive Plan to, among other items, Increase the Number of Shares of Common Stock Authorized for Issuance Thereunder

0
For		Against	Abstain	Broker Non-Votes
	1,372,691	744,709	255	698,319

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	NextCure, Inc. Amended and Restated 2019 Omnibus Incentive Plan
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November
Dated: June 25, 2026	NEXTCURE, INC.

	By:	/s/ Steven P. Cobourn
	Name:	Steven P. Cobourn
	Title:	Chief Financial Officer